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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 9, 2002

                        MEADOWBROOK INSURANCE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

MICHIGAN                                                 38-2626206
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)

                                     1-14094
                            (COMMISSION FILE NUMBER)



26600 TELEGRAPH ROAD, STE.  300
SOUTHFIELD, MICHIGAN                                                    48034
(ADDRESS OF PRINCIPAL                                                 (ZIP CODE)
 EXECUTIVE OFFICES)


                                  (248)358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.   OTHER EVENTS

The registrant reported in a press release dated May 9, 2002 its new executive alignment. A copy of the press release is attached hereto as an exhibit to this Current Report on Form 8-K, and is hereby incorporated by this reference.

Additionally, the Company disclosed in Amendment No. 1 to Form S-2 (the "Registration Statement") that the Company's primary lenders agreed to extend the line of credit to January 3, 2004, subject to the successful completion of its offering, as outlined in its Registration Statement. The Registration Statement was filed with the Securities and Exchange Commission on May 10, 2002.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          a.   None.

          b.   None.

          c. The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

               99   Press Release dated May 9, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2002                  MEADOWBROOK INSURANCE GROUP, INC.
                                     (REGISTRANT)


                                     By: /s/ Joseph C. Henry
                                     -------------------------------------------
                                         Joseph C. Henry, Acting Chief Financial
                                         Officer and Chief Operating Officer

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                                  EXHIBIT INDEX


EXHIBIT NO.                     DOCUMENT DESCRIPTION

    99                          Press Release dated May 9, 2002